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                                                                 EXHIBIT 10.9(c)


                               SECURITY AGREEMENT
                           (and Assignment of Rights)


     THIS SECURITY AGREEMENT is executed as of June 1, 1996 by HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC., a Delaware corporation ("Borrower") with a mailing address, principal office, chief executive office and principal place of business of 6836 Austin Center Blvd., Suite 280, Austin, Texas 78731 for the benefit of GUARANTY FEDERAL BANK, F.S.B. ("Bank"), whose address is 8333 Douglas Avenue, 10th Floor, Dallas, Texas 75225 under the Loan Agreement (hereinafter defined).

     Section . Defined Terms. Unless the context otherwise requires, capitalized terms used in this Security Agreement and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement, and the following terms shall have the following meanings:

          "Accounts" shall have the meaning assigned to such term in the UCC.

          "Certificated Securities" shall have the meaning assigned to such term in the UCC.

          "Chattel Paper" shall have the meaning assigned to such term in the UCC.

          "Collateral" shall have the meaning assigned to such term in Section 2 hereof.

          "Custodial Accounts" means all deposit accounts held by Borrower or Subservicer for the benefit of any Agency.

          "Event of Default" shall mean the occurrence of any of the "Events of Default" as defined in the Loan Agreement.

          "General Intangibles" shall have the meaning assigned to such term in the UCC.

          "Instruments" shall have the meaning assigned to such term in the UCC.

          "Loan Agreement" shall mean that certain Warehouse Loan Agreement executed by and between Borrower and the Bank and dated of even date herewith together with all modifications, extensions, amendments and restatements thereto.

          "Loan Documents" shall mean the Note, the Loan Agreement, this Agreement and all documents and instruments representing, evidencing or securing the Note.

          "Note" shall mean that certain promissory note executed by Borrower and payable to the order of the Bank, and (ii) any and all renewals, modifications and extensions of such note, and any and all notes executed in substitution for such notes.

          "Person" includes any individual, corporation, joint venture, general or limited partnership, trust, organization, association or other entity.

          "Sales Proceeds" means, as to any sale of any Collateral, the gross proceeds paid or to be paid to or received by Borrower, whether paid or payable in cash or to be paid pursuant to the terms of an agreement or debt instrument, less the reasonable and necessary expenses of such sale as approved by Bank.

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          "Secured Indebtedness" shall have the meaning assigned to such term in
     Section 3 hereof.

          "UCC" shall mean Chapter 9 of the Texas Uniform Commercial Code, TEX. BUS. & COM. CODE ANN. (S)9.101 et seq. (Vernon Supp. 1989), as amended.

          "Uncertificated Securities" shall have the meaning assigned to such term in the UCC.

     Section 2. Assignment and Grant of Security Interest. As collateral security for the prompt and complete payment of the Secured Indebtedness, and in order to induce Bank to enter into the Loan Agreement and make Advances thereunder, Borrower hereby assigns, mortgages, pledges and hypothecates to the Bank, and hereby grants to Bank a continuing security interest in, the assets and property of Borrower of the types described below, whether now owned or hereafter acquired, wherever located, howsoever arising or created, and whether now existing or hereafter arising, existing or created:

          (a) all Chattel Paper, Instruments, other promissory notes, Certificated Securities and Uncertificated Securities, in the actual or constructive possession of Bank or of Borrower in trust for Bank, or in the possession of a third party on behalf of Bank, or in transit to or from Bank, or designated by Borrower as collateral for the Secured Indebtedness (as defined in Section 3 hereof) (whether or not such collateral shall have been delivered to Bank), including, without limitation, all rights, titles and interests Borrower may now or hereafter have in and to any and all promissory notes, guaranties, deeds of trust, security agreements, bonds, Mortgage Backed Securities (as defined in the Loan Agreement), insurance policies, title insurance policies, take-out commitments, commitments to purchase promissory notes secured by real property, other commitments, and other instruments, documents, or agreements relating thereto, delivered or to be delivered, to the Bank or to be held by Borrower in trust for Bank or, in the case of Uncertificated Securities, the assignment to the Bank of which and the grant to the Bank in which have been or are to be registered upon the books and records of the FRB Member (as defined in the Loan Agreement) or PTC Member (as defined in the Loan Agreement) in whose name nominal ownership of such Uncertificated Securities is shown in the books and records of a FRB (as defined in the Loan Agreement) or the PTC (as defined in the Loan Agreement), as applicable;

          (b) all money or other property of Borrower in the possession of Bank including, without limitation, (i) Borrower's deposits with Bank, (ii) the obligations of Bank, as the case may be, to Borrower arising out of such deposits, and (iii) collateral delivered to Bank, or held for the benefit of Bank, to support other credit facilities which Bank has made, or may make, available to Borrower;

          (c) all Accounts and General Intangibles, relating to the foregoing;

          (d)  All Sales Proceeds.

          (e) All personal property, contract rights, accounts receivable, accounts and general intangibles of whatsoever kind relating to the Collateral, including, without limitation, the right to receive all hazard, private mortgage and title insurance proceeds and condemnation awards which may be payable in respect of the premises encumbered by any Collateral.

          (f) all of Borrower's property insurance maintained upon and protecting the assets and property described above.

          (g) all payments and prepayments of principal, interest, penalties and other income of payments due or to become due with respect to any and all promissory notes and related loan documents constituting Borrower's property, including but not limited to, such payments deposited with Bank.

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          (h) all files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, tapes, disks, cards, accounting records and other records, information and data of Borrower relating to any of the foregoing.

          (i) all products and proceeds (including, without limitation, insurance proceeds) of, and additions, improvements and accessions to all and any of the property described above.

     All of the property described in clauses (a) through (i) above is hereinafter collectively called the "Collateral."

     Section 3.     Secured Indebtedness.

     This security interest and assignment of rights is granted to secure the payment of:

          (i) The "Obligations," as defined in the Loan Agreement;


          (ii) All costs reasonably incurred by the Bank (a) to obtain, preserve, perfect and enforce the security interest granted hereby and all other liens and security interests securing payment of the Obligations, (b) to collect the obligations, and (c) to maintain, preserve and collect the Collateral, including, but not limited to, taxes, assessments, insurance premiums, repairs, reasonable attorneys' fees and legal expenses (including, without limitation, allocated costs for in-house legal services), rent, storage charges, advertising costs, brokerage fees and expenses of sale; and

          (iii) All renewals, extensions and modifications of the indebtedness referred to in the foregoing clauses, or any part thereof.

The loans, advances, indebtedness, obligations, liabilities and costs mentioned in this Section 3 are hereafter collectively referred to as the "Secured Indebtedness." All proceeds hereof shall be applied by the Bank to the Secured indebtedness in accordance with the Loan Agreement.

     Section 4. Borrower's Warranties, Representations, Covenants and Agreements. Borrower represents, warrants, covenants and agrees as follows:

          (a) Borrower has the authority to execute, deliver and perform this Security Agreement and the execution and performance hereof has been authorized by all necessary action of Borrower.

          (b) There are no liens on any of the Collateral and there is no financing statement or other document creating or evidencing a lien now on file in any public office covering any of the Collateral, or any lien or encumbrance on any of the Collateral, whether such Collateral be real or personal, tangible or intangible, or whether Borrower is named or signed as "Borrower," "Debtor" or "Pledgor", and until the termination of this Security Agreement, Borrower shall not execute and there shall not be on file in any public office any such financing statement or statements, except as may have been or may hereafter be granted to the Bank, and Borrower further agrees that it will not grant, permit or suffer to exist any security interest, lien or encumbrance upon any of the Collateral.

          (c) The chief executive office and principal place of business of Borrower is 6836 Austin Center Blvd., Suite 280, Austin, Texas 78731. Borrower's mailing address is 6836 Austin Center Blvd., Suite 280, Austin, Texas 78731.

          (d) Borrower shall, at its expense, make, procure, execute and deliver such financing statement or statements, or amendments thereof or supplements thereto, or other instruments, certificates and supplemental writings, and do and deliver all acts, things, writings and assurances as Bank may from time

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 to time require in order to comply with the UCC, or any other applicable law, and to grant, defend, enforce, preserve and perfect the security interest hereby granted and the priority of such security interest.

          (e) In the event, for any reason, that the law of any jurisdiction other than the State of Texas becomes or is applicable to the Collateral, or any part thereof, or to any of the Secured Indebtedness, Borrower agrees to execute and deliver all such instruments and to do all such other things as may be necessary or appropriate to preserve, protect and enforce the security interest or lien of Bank, under the law of such other jurisdiction, to at least the same extent as such security interest would be protected under the UCC.

          (f) If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other Instrument, such Instrument shall be immediately pledged to Bank hereunder and Borrower shall deliver to Bank such Instrument, duly endorsed in a manner satisfactory to Bank.

          (g) Borrower covenants and warrants that when any of the Collateral becomes subject to this Security Agreement, Borrower is the 100% owner of said Collateral free and clear of claims or encumbrances by others and that Borrower has good right, title and authority to pledge, sell, transfer and assign the same.

          (h) Borrower warrants to Bank that Borrower has granted to Bank a first priority security interest in and to the Collateral.

          (i) Unless otherwise approved in writing by the Bank, Borrower shall keep the Collateral free from any lien, attachment, security interest, sequestration, encumbrance, or any other legal or equitable process, or any encumbrance of any kind or character except as may be granted to the Bank.

          (j) Borrower shall promptly notify Bank of any change in any fact or circumstance warranted or represented by Borrower in this Agreement or in any other writing furnished by Borrower to Bank in connection with the Collateral or the Secured Indebtedness, and promptly notify Bank of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interests herein granted, and, at the request of Bank appear in and defend, at Borrower's expense, any such action or proceeding.

          (k) Unless and until notified to the contrary by the Bank and except to the extent otherwise required under the Loan Agreement, Borrower shall promptly, at its expense deliver to the Bank, with appropriate endorsement or assignment, all instruments, Chattel Paper, monies, checks, notes, drafts and other evidence of indebtedness, or other property in the nature of items of payment representing proceeds of any of the Collateral which are then in, or may thereafter come into, Borrower's possession.

          (l) Borrower shall perform, at its sole cost and expense, any and all steps, and shall pay the amount of all reasonable expenses necessary to obtain, preserve, perfect, defend and enforce the security interest in any of the Collateral, collect the Secured Indebtedness, and preserve, defend, enforce and collect the Collateral.

          (m) Borrower shall punctually and properly perform all of Borrower's covenants and duties under any other security agreement, deed of trust, mortgage, collateral pledge agreement or contract of any kind, now or hereafter existing as security for or in connection with payment of the Secured Indebtedness, or any part thereof, and will pay the Secured Indebtedness in accordance with the terms thereof and in accordance with the terms of the promissory notes or other writings evidencing the Secured indebtedness, or any part thereof, and will promptly furnish the Bank with any information or writings which such Person may reasonably request concerning the Collateral.

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          (n) Borrower shall promptly notify the Bank of any change in any fact or circumstance warranted or represented by Borrower in this Security Agreement or in any other writing furnished by Borrower to the Bank in connection with the Collateral or the Secured Indebtedness, and shall promptly notify the Bank of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interests herein granted, and, at the request of the Bank appear in and defend, at Borrower's expense, any such action or proceeding.

          (o) Should the Collateral, or any part thereof, ever be in any manner converted into another type of property or any money or other proceeds ever be paid or delivered to Borrower as a result of Borrower's rights in the Collateral, then, in any such event, all such property, money or other proceeds shall become part of the Collateral, and Borrower covenants to forthwith pay and deliver to Bank all of the same which are susceptible of delivery, and, at the same time, if Bank deems it necessary and so requests, Borrower will properly endorse or assign the same.

          (p) Borrower shall comply with all of its covenants and agreements contained in all instruments and documents evidencing and securing the Secured Indebtedness or any part thereof.

          (q) All of the representations and warranties made by Borrower in all instruments and documents evidencing and securing the Secured Indebtedness or any part thereof are true and correct.

          (r) All agreements constituting any of the Collateral are enforceable against the parties thereto and are in full force and effect and, except as otherwise expressly permitted under the Loan Documents, Borrower has delivered true and correct copies of all such agreements to the Bank.

          (s) Borrower shall promptly pay or cause to be paid, when due, all lawful claims, whether for labor, materials or otherwise, which might, or could if unpaid, become a lien or charge on the Collateral, unless and to the extent only that the same are being contested in good faith by appropriate proceedings, and notice thereof has been delivered to the Bank setting forth the nature and amount of the contested claim, and reserves adequate under GAAP have been established therefor.

          (t) Bank does not assume and shall never have any liability for the performance of any of the obligations of Borrower under the Collateral or any transaction, agreement or contract out of which the Collateral, or any portion thereof, arises.

     Section 5.  Rights and Remedies of the Bank.

          (a) The Bank, at any time, either before or after the occurrence of an Event of Default:

                    (i) May examine and inspect the Collateral at any time, wherever located; and

                    (ii) Shall have the right, together with such accountants and other agents as they may from time to time designate, to visit and inspect Borrower's properties, assets and books relating to the Collateral, and to discuss Borrower's affairs, finances and accounts relating to the Collateral with Borrower's employees, officers, directors and accountants, at such reasonable times as Bank may designate, and to make and take away copies of Borrower's records relating to the Collateral.

          (b) In the event of the occurrence of any Event of Default, the Bank may, at its option, in addition to the rights and remedies provided in
     Section 5(a) hereof and in any of the other Loan Documents,

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 without demand, presentment, protest, notice of protest and nonpayment, notice of intention to accelerate, notice of acceleration, or other notice of any kind (which are fully waived) :

                    (i) Declare the entire unpaid balance of the principal of the Secured Indebtedness to be in default and immediately due and payable, together with all accrued and unpaid interest thereon, reasonable attorneys' fees and all other collection charges.

                    (ii) In addition to the rights and remedies provided in this Security Agreement, Loan Agreement or in any other Loan Document, invoke the rights and remedies of a secured party under the UCC and any and all other laws.

                    (iii) Take possession and dispose of all or any portion of the Collateral, at public or private sale, as a unit or in parcels, upon any terms and prices and in any order, free from any claim or right of any kind; and for such purpose the Bank may maintain all or any part of the Collateral on Borrower's premises for such period of time as may be reasonably necessary without any charge whatsoever. Upon Bank's demand, Borrower will take all steps necessary to prepare the Collateral for and otherwise assist in any proposed disposition of the Collateral; and assemble the Collateral with respect to the Collateral and make it available to the Bank at a reasonably convenient location. Any disposition of the Collateral may be made by way of one or more contracts and at any such disposition it shall not be necessary to exhibit the Collateral. To enforce the rights granted to the Bank pursuant to the terms of this Security Agreement, the Bank may take all actions reasonably necessary to take possession of the Collateral, and shall not be liable for damages to, or destruction of, persons or property in connection therewith and shall in no way be liable for any consequential damages (whatsoever be the proximate cause thereof) of any kind. In addition, in order to dispose of the Collateral and otherwise enforce the rights granted to it hereunder, Bank may use, and advertise the Collateral for sale under, any and all trade names or service names attached to, fixed upon or made part of any of the Collateral.

                    (iv) After the occurrence of a Default, the costs and expenses incurred by Bank relative to the collection of any of the Secured Indebtedness and the exercise by the Bank of its rights and remedies hereunder shall be added to and become part of the Secured Indebtedness.

                    (v) The rights, titles, interests, liens and securities of the Bank hereunder shall be cumulative of all of the securities, rights, titles, interests or liens which the Bank may now or at any time hereafter hold securing the payment of the Secured Indebtedness, or any part thereof.

                    (vi) The Bank is hereby expressly authorized to apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Borrower hereby expressly consents to any such appointment.

                    (vii) The Bank shall be entitled to apply the proceeds of any sale or other disposition of the Collateral, and the payments received by Bank with respect to any of the Collateral, first, to the payment of all its reasonable expenses, including attorneys' fees and legal expenses, incurred in holding and preparing the Collateral, or any part thereof, for sale or other disposition, in arranging for such sale or other disposition, and in actually selling the same, and next toward payment in full of the balance of the Secured Indebtedness in accordance with the Loan Agreement. The Bank shall account to Borrower for any surplus. If the proceeds are not sufficient to pay the Secured Indebtedness in full, such proceeds shall be applied to the Secured Indebtedness owing to the Bank in accordance with the provisions of the Loan Agreement, and Borrower shall remain liable for any deficiency.

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                    (viii)  Borrower acknowledges and agrees that (a) a private sale of any Collateral pursuant to any Take-Out Commitment (as defined in the Loan Agreement) shall be deemed to be a sale of such Collateral in a commercially reasonable manner, provided that such sale is substantially on the terms and conditions of such Take-Out Commitment, and (b) the Collateral described in Section 2(a) is intended to be sold and none of such Collateral is of a type or kind intended by Borrower to be held for investment or for any purpose other than for sale.

                    (ix) The Bank is hereby authorized, in its own name or the name of Borrower, at any time during the continuation of an Event of Default, to notify any or all parties obligated on any of the Collateral to make all payments due or to become due thereon directly to the Bank, or such other person or officer as the Bank may require, whereupon the power and authority of Borrower to collect the same in the ordinary course of its business shall be deemed to be immediately revoked and terminated. With or without such general notification, the Bank may take or bring in Borrower's name or that of the Bank all steps, actions, suits or proceedings deemed by the Bank necessary or desirable to effect possession or collection of the Collateral, including sums due or paid thereon, may complete any contract or agreement of Borrower in any way related to any of the Collateral, may make allowances or adjustments related to the Collateral, may compromise any claims related to the Collateral, may issue credit in its own name or the name of Borrower, and Bank may remove from Borrower's premises all documents, instruments, records, files or other items relating to the Collateral, and the Bank may, without cost or expense to the Bank, use Borrower's personnel, supplies and space to take possession of, administer, collect and dispose of the Collateral. Regardless of any provision hereof, however, the Bank shall never be liable to Borrower for the failure of Bank to collect or for its failure to exercise diligence in the collection, possession, or any transaction concerning, all or part of the Collateral or sums due or paid thereon, nor shall Bank or any Bank be under any obligation whatsoever to anyone by virtue of this Security Agreement, except to account for the funds that the Bank shall actually receive hereunder.

          (c) Issuance by the Bank of a receipt to any person, firm, corporation or other entity obligated to pay any amounts to Borrower shall be a full and complete release, discharge and acquittance to such person, firm, corporation or other entity to the extent of any amount so paid to the Bank. The Bank is hereby authorized and empowered on behalf of Borrower to endorse the name of Borrower upon any check, draft, instrument, receipt, instruction or other document or items, including, but not limited to, all items evidencing payment upon any indebtedness of any person, firm, corporation or other entity to Borrower coming into the Bank's possession, and to receive and apply the proceeds therefrom in accordance with the provisions of the Loan Agreement. The Bank is hereby granted an irrevocable power of attorney, which is coupled with an interest, to execute all checks, drafts, receipts, instruments, instructions or other documents, agreements or items on behalf of the Bank, at any time after the occurrence of an Event of Default, as shall be deemed by the Bank to be necessary or advisable, in the sole discretion of the Bank, to protect the security interest of the Bank in the Collateral or the repayment of the indebtedness secured hereby, and the Bank shall not incur any liability to Borrower in connection with or arising from the exercise by the Bank's exercise of such power of attorney.

Section 6.  Miscellaneous.

          (a) THIS SECURITY AGREEMENT IS EXECUTED AND DELIVERED IN, AND THE VALIDITY, ENFORCEABILITY AND INTERPRETATION OF THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA.

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          (b) Regardless of any provision contained herein, or in any note, notes or other evidences of the Secured Indebtedness, or other instruments executed or delivered in connection therewith, the Bank shall not be entitled to receive, collect or apply as interest on the Secured Indebtedness an amount which would be usurious and, to this end, in the event of the acceleration of the maturity of the Secured Indebtedness, or any item hereof, a proper credit shall be given for unearned interest and such unearned interest shall be immediately refunded to Borrower.

          (c) It is agreed that any custom or usage to the contrary notwithstanding, the Bank shall have the right at all times to enforce the covenants and provisions of this Security Agreement in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of the Bank in refraining from so doing at any time, or any acceptance by the Bank of partial performance by Borrower. All rights and remedies of Bank hereunder are cumulative of each other and of every other right or remedy which Bank may have at law or in equity, or in any other contract or other writing for the enforcement of any security interest or the collection of the Secured Indebtedness, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

          (d) This Security Agreement is binding upon Borrower and Borrower's receivers, trustees, successors and assigns, and shall inure to the benefit of the Bank and its respective successors and assigns. Bank may assign its interest in this agreement or any of its rights and powers hereunder, with all or any interest in the Secured Indebtedness hereby secured, and may assign and/or deliver to any such assignee any of the Collateral therefor and, may instruct the Bank to hold for the benefit of such assignee any of the Collateral therefor. Upon the appointment of a successor to the Bank as the agent under Section 9.06 of the Loan Agreement, such successor shall have the rights and remedies as if originally named herein in place of the Bank and the Bank shall be thereafter fully discharged from all responsibility hereunder.

          (e) The Bank shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it exercises the same diligence in the care thereof which it exercises in the care of its own property.

          (f) Any notice of sale, disposition or other action by the Bank required by the UCC and sent to Borrower at Borrower's address shown above, or at such other address as Borrower may have furnished the Bank in writing, at least ten (10) days prior to such action, shall constitute reasonable notice to Borrower. Any such notice shall be deemed to have been given on the day it is mailed by first class or express mail, postage prepaid, or sent by telex, telegram, telecopy or other similar form of rapid transmission confirmed by mailing (by first class or express mail, postage prepaid) written confirmation at substantially the same time as such rapid transmission, or personally delivered to an officer of Borrower.

          (g) No failure on the part of the Bank to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Bank of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

          (h) This is a security agreement and assignment of rights and is not a delegation of duties. The Bank shall not assume any of, and the Bank shall not at any time ever be liable for, any of the obligations, duties, covenants, warranties, representations or other liabilities of Borrower in or under the Collateral or any transaction, agreement or contract out of which the Collateral, or any of it, arises.

          (i) All representations and warranties shall survive the date hereof and shall be deemed to have been made continuously.

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          (j) Any provision of this Security Agreement found to be prohibited by law shall be ineffective to the extent of such prohibition without invalidating any other provision of this Security Agreement.

          (k) If the Secured Indebtedness, or any part thereof, is given in renewal or extension, or applied toward the payment of indebtedness secured by mortgage, deed of trust, pledge, security agreement or other lien, the Bank shall be, and hereby is, subrogated to all of the rights, titles, security interests and other liens securing the indebtedness so renewed, extended or paid.

          (l) This Security Agreement shall, after being executed by Borrower, be a valid and binding obligation of Borrower, whether or not the Bank thereafter executes this Security Agreement.

          (m) This Security Agreement (either an original or copy) may be presented to filing officers for recordation as a financing statement or other document evidencing the security interest created hereunder.

          (n) In the event of a conflict between the provisions hereof and the provisions of the Loan Agreement, the provisions of such Loan Agreement shall be deemed to govern and control.

          (o) THE LOAN AGREEMENT AND THE DOCUMENTS EXECUTED IN CONNECTION THEREWITH (INCLUDING THIS SECURITY AGREEMENT) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the day and year first set forth above.


                    BORROWER:

                    HOMEOWNERS MORTGAGE & EQUITY, INC.
                    D/B/A HOME, INC., a Delaware corporation


                    By:     ___________________________________
                            John Ballard, President



                    BANK:

                    GUARANTY FEDERAL BANK, F.S.B.


                    By:     ____________________________________
                            W. James Meintjes,
                            Assistant Vice President


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

STATE OF TEXAS    (S)
                  (S)
COUNTY OF TRAVIS  (S)


     This instrument was ACKNOWLEDGED before me the ____ day of June, 1996, by John Ballard, President of HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC., a Delaware corporation, on behalf of said corporation.


                                  ________________________________
                                  Notary Public - State of Texas

My Commission expires:            ________________________________
_____________________             Printed Name of Notary



STATE OF TEXAS    (S)
                  (S)
COUNTY OF DALLAS  (S)


     This instrument was ACKNOWLEDGED before me the ____ day of June, 1996, by
W. James Meintjes, Assistant Vice President of GUARANTY FEDERAL BANK, F.S.B., a federal savings bank, on behalf of said bank.


                                   ________________________________
                                   Notary Public - State of Texas

My Commission expires:             ________________________________
_____________________              Printed Name of Notary

468146.01/d

                                       10